HCM Sector Plus Fund

Class A Shares HCMNX

Class A1 Shares HCMWX

Class I Shares HCMQX

Investor Class Shares HCMPX

HCM Tactical Plus Fund

Class A Shares HCMGX

Class I Shares HCMIX

Investor Class Shares HCMDX

HCM Multi-Asset Plus Fund

Class A Shares HCMEX

Class I Shares HCMLX

Investor Class Shares HCMKX

HCM Dynamic Income Fund

Class A Shares HCMBX

Class I Shares HCMUX

Investor Class Shares HCMFX

(collectively, the “Funds” and each a series of Northern Lights Fund Trust III)

Supplement dated April 30, 2026 to the Prospectus

dated November 1, 2025

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The following replaces the paragraphs under the heading “Automated Clearing House (ACH) Purchase” on page 49 of the Prospectus:

Automated Clearing House (ACH) Purchase: You may purchase shares via Automated Clearing House (“ACH”). Only bank accounts held at domestic institutions that are ACH members may be used for these transactions. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated November 1, 2025. These documents provide information that you should know about the Funds before investing and has been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-969-8464.

Please retain this Supplement for future reference.